SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2006

                                      ECR

                                  (Depositor)

   (Issuer in respect of Encore Credit Receivables Trust, Asset-Backed Notes,

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2006


                                      ECR


                          By: /s/ Maria Tokarz
                              ------------------------------
                          Name:   Maria Tokarz
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2006


                             Payment Date: 02/25/06


          ------------------------------------------------------------
                            ECC CAPITAL CORPORATION
       Encore Credit Receivables Trust, Asset-Backed Notes, Series 2005-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A        424,773,266.76    4.760000%    29,064,168.99  1,853,427.35   30,917,596.35       0.00       0.00
                        2A1       131,513,950.28    4.640000%    21,294,110.23    559,372.67   21,853,482.90       0.00       0.00
                        2A2       102,936,000.00    4.690000%             0.00    442,539.02      442,539.02       0.00       0.00
                        2A3       132,350,000.00    4.780000%             0.00    579,913.58      579,913.58       0.00       0.00
                        2A4        54,361,000.00    4.880000%             0.00    243,174.87      243,174.87       0.00       0.00
                        C         1,109,134,218.14    0.000000%             0.00          0.00            0.00       0.00       0.00
                        C1         16,800,001.10    0.000000%             0.00  1,035,455.40    1,035,455.40       0.00       0.00
                        C2        1,092,334,217.04    0.000000%             0.00  1,547,243.26    1,547,243.26       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         52,500,000.00    4.970000%             0.00    239,181.25      239,181.25       0.00       0.00
                        M2         44,100,000.00    4.990000%             0.00    201,720.75      201,720.75       0.00       0.00
                        M3         28,000,000.00    5.020000%             0.00    128,846.67      128,846.67       0.00       0.00
                        M4         26,600,000.00    5.150000%             0.00    125,574.17      125,574.17       0.00       0.00
                        M5         22,400,000.00    5.180000%             0.00    106,362.67      106,362.67       0.00       0.00
                        M6         23,100,000.00    5.230000%             0.00    110,745.25      110,745.25       0.00       0.00
                        M7         18,900,000.00    5.810000%             0.00    100,658.25      100,658.25       0.00       0.00
                        M8         16,800,000.00    5.930000%             0.00     91,322.00       91,322.00       0.00       0.00
                        B
         14,000,000.00    6.380000%             0.00     81,876.67       81,876.67       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,109,134,218.14     -           50,358,279.22  7,447,413.83   57,805,693.05     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A        395,709,097.77              0.00
                                2A1       110,219,840.05              0.00
                                2A2       102,936,000.00              0.00
                                2A3       132,350,000.00              0.00
                                2A4        54,361,000.00              0.00
                                C         1,058,775,938.92            0.00
                                C1         16,800,001.10              0.00
                                C2        1,058,775,938.92            0.00
--------------------------------------------------------------------------------
Subordinate                     M1         52,500,000.00              0.00
                                M2         44,100,000.00              0.00
                                M3         28,000,000.00              0.00
                                M4         26,600,000.00              0.00
                                M5         22,400,000.00              0.00
                                M6         23,100,000.00              0.00
                                M7         18,900,000.00              0.00
                                M8         16,800,000.00              0.00
                                B
         14,000,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        1,058,775,938.92   -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/06


          ------------------------------------------------------------
                            ECC CAPITAL CORPORATION
       Encore Credit Receivables Trust, Asset-Backed Notes, Series 2005-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A    424,773,266.76     4.760000% 126673H39    50.388642      3.213293    686.042125
                           2A1   131,513,950.28     4.640000% 126673H54    74.155973      1.947995    383.836631
                           2A2   102,936,000.00     4.690000% 126673H62     0.000000      4.299167  1,000.000000
                           2A3   132,350,000.00     4.780000% 126673H70     0.000000      4.381667  1,000.000000
                           2A4    54,361,000.00     4.880000% 126673H88     0.000000      4.473333  1,000.000000
                           C     1,109,134,218.14     0.000000% 12667OTC2     0.000000      0.000000    756.268479
                           C1     16,800,001.10     0.000000% 126673M74     0.000000      0.000000      0.000000
                           C2    1,092,334,217.04     0.000000% 126673M82     0.000000      1.105174    756.268479
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     52,500,000.00     4.970000% 126673H96     0.000000      4.555833  1,000.000000
                           M2     44,100,000.00     4.990000% 126673J29     0.000000      4.574167  1,000.000000
                           M3     28,000,000.00     5.020000% 126673J37     0.000000      4.601667  1,000.000000
                           M4     26,600,000.00     5.150000% 126673J45     0.000000      4.720833  1,000.000000
                           M5     22,400,000.00     5.180000% 126673J52     0.000000      4.748333  1,000.000000
                           M6     23,100,000.00     5.230000% 126673J60     0.000000      4.794167  1,000.000000
                           M7     18,900,000.00     5.810000% 126673J78     0.000000      5.325833  1,000.000000
                           M8     16,800,000.00     5.930000% 126673J86     0.000000      5.435833  1,000.000000
                           B
     14,000,000.00     6.380000% 126673J94     0.000000      5.848333  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,109,134,218.14       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                            ECC CAPITAL CORPORATION
       Encore Credit Receivables Trust, Asset-Backed Notes, Series 2005-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       526,862,986.22   531,912,952.70 1,058,775,938.92
Loan count                   2986             2117             5103
Avg loan rate           7.391014%        7.104574%             7.25
Prepay amount       28,388,777.69    20,941,772.29    49,330,549.98

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       211,135.60       215,872.46       427,008.05
Sub servicer fees            0.00             0.00             0.00
Trustee fees             3,011.29         2,996.52         6,007.81


Agg advances                  N/A              N/A              N/A
Adv this period        198,476.28       233,357.91       431,834.19

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses          7,156.11             0.00         7,156.11
Cumulative losses        8,176.74        33,441.78        41,618.52

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud               14,000,603.50    14,000,226.95    28,000,830.45
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           77.784474%           100.000000%            862,734,218.14
   -----------------------------------------------------------------------------
   Junior           22.215526%             0.000000%            246,400,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          89                17,163,967.42
60 to 89 days                          37                 6,580,883.82
90 or more                             58                10,525,870.62
Foreclosure                           105                20,791,835.57

Totals:                               289                55,062,557.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                389,450.64
Current Total Outstanding Number of Loans:                                 3

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           57,805,693.05         57,805,693.05
Principal remittance amount           50,358,279.22         50,358,279.22
Interest remittance amount             7,447,413.83          7,447,413.83